Business Combinations	12 Months Ended
Dec. 31, 2020
Disclosure Of Business Combinations [Abstract]
Business Combinations
5.	Business combinations
a)	Business combinations

In line with the Group’s growth strategy, the Group acquired thirteen businesses during 2020, of which DLS Worldwide (“DLS”), which was renamed “TForce Worldwide” in November 2020, was considered material. All other acquisitions, including R.R. Donnelley & Sons Company, were not considered to be material. These transactions were concluded in order to add density in the Group’s current network and further expand value-added services.

On November 2, 2020, the Group completed the acquisition of DLS, a business unit of R.R. Donnelley & Sons Company. DLS provides logistics services through a third-party logistics network of internal sales personnel, commissioned sales agents, and approximately 140 agent-stations. The purchase price for this business acquisition totalled $225.0 million, which has been paid in cash. During the year ended December 31, 2020, DLS contributed revenue and net income of $98.3 million and $1.5 million, respectively since the acquisition.

On March 2, 2020, the Group completed the acquisition of the courier service business of R.R. Donnelley & Sons Company. The purchase price for this business acquisition totalled $10.6 million, which has been paid in cash. The estimated fair value of the identifiable net assets acquired, including the fair value of the customer relationships acquired, exceeded the purchase price, resulting in an estimated bargain purchase gain of $4.0 million in the logistics segment.

During the year ended December 31, 2020, the thirteen businesses, in aggregate, contributed revenue and net income of $213.2 million and $4.6 million respectively since the acquisitions.

Had the Group acquired these thirteen businesses on January 1, 2020, as per management’s best estimates, the revenue and net income for these entities would have been $807.2 million and $31.9 million, respectively. In determining these estimated amounts, management assumed that the fair value adjustments that arose on the date of acquisition would have been the same had the acquisitions occurred on January 1, 2020.

During 2020, transaction costs of $0.8 million have been expensed in other operating expenses in the consolidated statements of income in relation to the above-mentioned business acquisitions.

As of the reporting date, the Group had not completed the purchase price allocation over the identifiable net assets and goodwill of the 2020 acquisitions. Information to confirm fair value of certain assets and liabilities is still to be obtained for these acquisitions. As the Group obtains more information, the allocation will be completed. The information that was available to the Group regarding DLS was affected by the proximity of the acquisition to its year-end. The table below presents the purchase price allocation based on the best information available to the Group to date.

Identifiable assets acquired and liabilities assumed	Note	DLS	Others*	December 31, 2020	December 31, 2019
Cash and cash equivalents		-	3,332	3,332	15,339
Trade and other receivables		93,520	29,373	122,893	34,260
Inventoried supplies and prepaid expenses		824	1,509	2,333	5,774
Property and equipment	9	262	23,741	24,003	66,703
Right-of-use assets	10	285	39,928	40,213	11,039
Intangible assets	11	65,404	31,125	96,529	47,088
Other assets		4,630	-	4,630	79
Trade and other payables		(54,845)	(9,149)	(63,994)	(24,778)
Income tax payable		-	(445)	(445)	(4,636)
Provisions	17	-	(338)	(338)	(1,424)
Other non-current liabilities		(14,374)	-	(14,374)	(370)
Long-term debt	14	-	(5,365)	(5,365)	(8,655)
Lease liabilities	15	(285)	(40,192)	(40,477)	(11,039)
Deferred tax liabilities		-	(6,653)	(6,653)	(16,541)
Total identifiable net assets		95,421	66,866	162,287	112,839
Total consideration transferred		225,007	106,595	331,602	166,941
Goodwill	11	129,586	43,737	173,323	62,116
Bargain purchase gain		-	(4,008)	(4,008)	(8,014)
Cash		225,007	105,975	330,982	166,251
Contingent consideration		-	620	620	690
Total consideration transferred		225,007	106,595	331,602	166,941
* Includes non-material adjustments to prior year's acquisitions

The trade receivables comprise gross amounts due of $127.4 million, of which $4.5 million was expected to be uncollectible at the acquisition date.

Of the goodwill and intangible assets acquired through business combinations in 2020, $21.2 million is deductible for tax purposes (2019 - $19.2 million).

During 2019, the Group acquired eight businesses, of which Schilli Corporation (“Schilli”), which was renamed BTC East in September 2019, was considered material.

On February 22, 2019, the Group completed the acquisition of Schilli. Based in St. Louis, Schilli specializes in the transportation of dry and liquid bulk and offers dedicated fleet solutions and other value-add services throughout the Midwest, Southeast and Gulf Coast regions of the United States. The purchase price for this business acquisition totalled $58.2 million, which had been paid in cash. During the year ended December 31, 2019, Schilli contributed revenue and net income of $53.2 million and $2.3 million, respectively since the acquisition.

On April 29, 2019, the Group completed the acquisition of certain assets of BeavEx Incorporated Inc. and its affiliates Guardian Medical Logistics, JNJW Enterprises Inc. and USXP LLC (collectively “BeavEx”). The purchase price for this business acquisition totalled $7.2 million, which had been paid in cash. The fair value of the identifiable net assets acquired, including the fair value of the customer relationships acquired, exceeded the purchase price, resulting in a bargain purchase gain of $8.0 million in the logistics segment.

During 2019, transaction costs of $0.1 million have been expensed in other operating expenses in the consolidated statements of income in relation to the above-mentioned business acquisitions.

b)	Goodwill

The goodwill is attributable mainly to the premium of an established business operation with a good reputation in the transportation industry, and the synergies expected to be achieved from integrating the acquired entity into the Group’s existing business.

The goodwill arising in the business combinations has been allocated to operating segments as indicated in the table below, which represents the lowest level at which goodwill is monitored internally.

Operating segment	Reportable segment	December 31, 2020*	December 31, 2019
Less-Than-Truckload	Less-Than-Truckload	3,872	-
U.S. Truckload	Truckload	330	-
Specialized Truckload	Truckload	33,718	50,692
Logistics	Logistics	135,403	11,424
		173,323	62,116

* Includes non-material adjustments to prior year's acquisitions

c)	Adjustment to the provisional amounts of prior year’s business combinations

The 2019 annual consolidated financial statements included details of the Group’s business combinations and set out provisional fair values relating to the consideration paid and net assets acquired of Schilli and various other non-material acquisitions. These acquisitions were accounted for under the provisions of IFRS 3.

As required by IFRS 3, the provisional fair values have been reassessed in light of information obtained during the measurement period following the acquisition. Consequently, the fair value of certain assets acquired, and liabilities assumed of Schilli and the other non-material acquisitions in fiscal 2019 have been adjusted and finalized in 2020. No material adjustments were required to the provisional fair values for these prior period’s business combinations, and have been included with the acquisitions of 2020.